EXHIBIT 99 CERT

CERTIFICATIONS

I, George C.W. Gatch, certify that:

1.

I have reviewed this report on Form N-CSR of the Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Appreciation Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Diversified Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: January 10, 2008

/s/__________________________________

George C.W. Gatch

President and Principal Executive Officer

CERTIFICATIONS

I, Stephanie J. Dorsey, certify that:

1.

I have reviewed this report on Form N-CSR of the Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Appreciation Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Diversified Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: January 10, 2008

/s/__________________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer